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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): May 15, 2003

                        Lehman ABS Corporation, on behalf of:

            CORPORATE BACKED TRUST CERTIFICATES, SERIES 2001-16 TRUST
               CORPORATE BACKED TRUST CERTIFICATES, FORD MOTOR CO.
                     DEBENTURE-BACKED SERIES 2001-36 TRUST

         CORPORATE BACKED TRUST CERTIFICATES, MOTOROLA DEBENTURE-BACKED
                              SERIES 2002-14 TRUST
        REPACKAGED GE GLOBAL INSURANCE FLOATING RATE TRUST CERTIFICATES,
                               SERIES 2002-1 TRUST

             (Exact Name of Registrant as Specified in Its Charter)

          Delaware                       333-100485             13-3447441
(State or Other Jurisdiction         (Commission File       (I.R.S. Employer
     of Incorporation)                    Number)           Identification No.)

Lehman ABS Corporation
745 Seventh Avenue
New York, New York                                                 10019
(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code: (212) 526-7000

                                 Not Applicable
            (Former Name or Former Address, if Changed Since Last Report)

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Lehman ABS Corporation is the depositor under the Standard Terms for Trust Agreements, dated as set forth below, as supplemented by Series Supplements, dated as set forth below, which together formed the Trusts described below:

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Standard Terms for Trust Agreements and Series Supplement   Corporate Backed Trust Certificates, Series 2001-1
dated January 16, 2001                                      Trust
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Standard Terms for Trust Agreements and Series Supplement   Corporate Backed Trust Certificates, Series 2001-2
dated January 22, 2001                                      Trust
----------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series Supplement   Corporate Backed Trust Certificates, Series 2001-3
dated January 25, 2001                                      Trust
----------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series Supplement   Corporate Backed Trust Certificates, Series 2001-4
dated January 29, 2001                                      Trust
----------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series Supplement   Corporate Backed Trust Certificates, Series 2001-5
dated February 2, 2001                                      Trust
----------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series Supplement   Corporate Backed Trust Certificates, Series 2001-6
dated March 1, 2001                                         Trust
----------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series Supplement   Corporate Backed Trust Certificates, Series 2001-7
dated March 2, 2001                                         Trust
----------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series Supplement   Corporate Backed Trust Certificates, Series 2001-8
dated March 8, 2001                                         Trust
----------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series Supplement   Corporate Backed Trust Certificates, Series 2001-9
dated March 14, 2001                                        Trust
----------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series Supplement   Corporate Backed Trust Certificates, Series 2001-10
dated March 22, 2001                                        Trust
----------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series Supplement   Corporate Backed Trust Certificates, Series 2001-11
dated March 28, 2001                                        Trust
----------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series Supplement   Corporate Backed Trust Certificates, Series 2001-12
dated April 3, 2001                                         Trust
----------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series Supplement   Corporate Backed Trust Certificates, Series 2001-14
dated April 10, 2001                                        Trust
----------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series Supplement   Corporate Backed Trust Certificates, Series 2001-15
dated April 30, 2001                                        Trust
----------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series Supplement   Corporate Backed Trust Certificates, Series 2001-16
dated May 1, 2001                                           Trust
----------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series Supplement   Corporate Backed Trust Certificates, Series 2001-17
dated May 2, 2001                                           Trust
----------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series Supplement   Corporate Backed Trust Certificates, Series 2001-18
dated May 8, 2001                                           Trust
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Standard Terms for Trust Agreements and Series Supplement   Corporate Backed Trust Certificates, Series 2001-19
dated May 11, 2001                                          Trust
----------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series Supplement   Corporate Backed Trust Certificates, Series 2001-20
dated May 22, 2001                                          Trust
----------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series Supplement   Corporate Backed Trust Certificates, Series 2001-21
dated May 24, 2001                                          Trust
----------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series Supplement   Corporate Backed Trust Certificates, Series 2001-22
dated May 24, 2001                                          Trust
----------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series Supplement   Corporate Backed Trust Certificates, Series 2001-23
dated June 1, 2001                                          Trust
----------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series Supplement   Corporate Backed Trust Certificates, Series 2001-24
dated June 8, 2001                                          Trust
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Standard Terms for Trust Agreements and Series Supplement   Corporate Backed Trust Certificates, Series 2001-25
dated June 14, 2001                                         Trust
----------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series Supplement   Corporate Backed Trust Certificates, Series 2001-26
dated June 21, 2001                                         Trust
----------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series Supplement   Corporate Backed Trust Certificates, Series 2001-27
dated June 28, 2001                                         Trust
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Standard Terms for Trust Agreements and Series Supplement   Corporate Backed Trust Certificates, Corning
dated July 24, 2001                                         Debenture-Backed Series 2001-28 Trust
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                                       2

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Standard Terms for Trust Agreements and Series Supplement   Corporate Backed Trust Certificates,
dated July 26, 2001                                         Georgia-Pacific Debenture-Backed Series 2001-29
                                                            Trust
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Standard Terms for Trust Agreements and Series Supplement   Corporate Backed Trust Certificates, Royal
dated July 27, 2001                                         Caribbean Debenture-Backed Series 2001-30 Trust
----------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series Supplement   Corporate Backed Trust Certificates, Toys "R" Us
dated July 31, 2001                                         Debenture-Backed Series 2001-31 Trust
----------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series Supplement   Corporate Backed Trust Certificates, Liberty Media
dated August 29, 2001                                       Debenture-Backed Series 2001-32 Trust
----------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series Supplement   Corporate Backed Trust Certificates, AT&T
dated September 5, 2001                                     Note-Backed Series 2001-33 Trust
----------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series Supplement   Corporate Backed Trust Certificates, Goodyear Tire
dated September 6, 2001                                     & Rubber Note-Backed Series 2001-34 Trust
----------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series Supplement   Corporate Backed Trust Certificates, Corning
dated September 21, 2001                                    Debenture-Backed Series 2001-35 Trust
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Standard Terms for Trust Agreements and Series Supplement   Corporate Backed Trust Certificates, Ford Motor Co.
dated November 15, 2001                                     Debenture-Backed Series 2001-36 Trust
----------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series Supplement   Corporate Backed Trust Certificates, Federal
dated December 27, 2001                                     Express Corporation Note-Backed Series 2001-37 Trust
----------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series Supplement   Corporate Backed Trust Certificates, W.R. Berkley
dated January 23, 2002                                      Capital Trust Securities-Backed Series 2002-1 Trust
----------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series Supplement   Corporate Backed Trust Certificates, Royal & Sun
dated February 21, 2002                                     Alliance Bond-Backed Series 2002-2 Trust
----------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series Supplement   Corporate Backed Trust Certificates, Brunswick
dated March 7, 2002                                         Corporation Note-Backed Series 2002-3 Trust
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Standard Terms for Trust Agreements and Series Supplement   Corporate Backed Trust Certificates,
dated March 21, 2002                                        DaimlerChrysler Debenture-Backed Series 2002-4 Trust
----------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series Supplement   Callable Zero Coupon Trust Certificates, Series
dated March 25, 2002                                        2002-TVA-1 Trust
----------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series Supplement   Corporate Backed Trust Certificates, General
dated April 2, 2002                                         Electric Capital Series Note-Backed Series 2002-5
                                                            Trust
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Standard Terms for Trust Agreements and Series Supplement   Corporate Backed Trust Certificates, Kinder Morgan
dated April 16, 2002                                        Debenture-Backed Series 2002-6 Trust
----------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series Supplement   Corporate Backed Trust Certificates, AT&T Wireless
dated May 1, 2002                                           Services Note-Backed Series 2002-7 Trust
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Standard Terms for Trust Agreements and Series Supplement   Corporate Backed Trust Certificates, BellSouth
dated May 23, 2002                                          Debenture-Backed Series 2002-8 Trust
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Standard Terms for Trust Agreements and Series Supplement   Corporate Backed Trust Certificates, News America
dated June 3, 2002                                          Debenture-Backed Series 2002-9 Trust
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Standard Terms for Trust Agreements and Series Supplement   Corporate Backed Trust Certificates, AIG
dated June 6, 2002                                          Debenture-Backed Series 2002-10 Trust
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Standard Terms for Trust Agreements and Series Supplement   Corporate Backed Trust Certificates, Royal & Sun
dated June 7, 2002                                          Alliance Bond-Backed Series 2002-11 Trust
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                                       3

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Standard Terms for Trust Agreements and Series Supplement   Corporate Backed Trust Certificates, Motorola
dated June 18, 2002                                         Debenture-Backed Series 2002-12 Trust
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Standard Terms for Trust Agreements and Series Supplement   Corporate Backed Trust Certificates, Motorola
dated July 10, 2002                                         Debenture-Backed Series 2002-14 Trust
----------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series Supplement   Corporate Backed Trust Certificates, CIT Capital
dated July 24, 2002                                         Trust I Securities-Backed Series 2002-15 Trust
----------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series Supplement   Corporate Backed Trust Certificates, Verizon Global
dated July 30, 2002                                         Funding Corp. Note-Backed Series 2002-16 Trust
----------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series Supplement   Corporate Backed Trust Certificates, American
dated October 23, 2002                                      General Institutional Capital A Capital
                                                            Securities-Backed Series 2002-17 Trust
----------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series Supplement   Corporate Backed Trust Certificates, Bristol-Meyers
dated October 31, 2002                                      Squibb Debenture-Backed Series 2002-18 Trust
----------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series Supplement   Repackaged GE Global Insurance Floating Rate Trust
dated November 15, 2002                                     Certificates Series 2002-1  Trust
----------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series Supplement   Corporate Backed Trust Certificates, Sears Roebuck
dated January 28, 2003                                      Acceptance Note-Backed Series 2003-1 Trust
----------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series Supplement   Corporate Backed Trust Certificates, BellSouth
dated January 29, 2003                                      Capital Funding Debenture-Backed Series 2003-2 Trust
----------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series Supplement   Corporate Backed Trust Certificates, Duke Capital
dated January 31, 2003                                      Note-Backed Series 2003-3 Trust
----------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series Supplement   Corporate Backed Trust Certificates, HSBC
dated February 19, 2003                                     Debenture-Backed Series 2003-4 Trust
----------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series Supplement   Corporate Backed Trust Certificates, Sears Roebuck
dated March 5, 2003                                         Acceptance Note-Backed Series 2003-5 Trust
----------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series Supplement   Corporate Backed Trust Certificates, Ford Motor
dated March 13, 2003                                        Company Note-Backed Series 2003-6 Trust
----------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series Supplement   Corporate Backed Trust Certificates, Boeing
dated March 21, 2003                                        Note-Backed Series 2003-7 Trust
----------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series Supplement   Corporate Backed Trust Certificates, Altria
dated March 27, 2003                                        Debenture-Backed Series 2003-8 Trust
----------------------------------------------------------- -----------------------------------------------------
Standard Terms for Trust Agreements and Series Supplement   Corporate Backed Trust Certificates, CIT Capital
dated April 1, 2003                                         Trust I Securities-Backed Series 2003-9 Trust
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Item 5. OTHER EVENTS

On May 15, 2003 distribution was made to the Holders of the Corporate Backed Trust Certificates, Series 2001-16 Trust, Corporate Backed Trust Certificates, Ford Motor Co. Debenture-Backed Series 2001-36 Trust, Corporate Backed Trust Certificates, Motorola Debenture-Backed Series 2002-14 Trust and Repackaged GE Global Insurance Floating Rate Trust Certificates, Series 2002-1 Trust (the "Certificate Holders"). Specific information with respect to the distributions is filed as Exhibits 1,2,3 and 4 hereto.

No other reportable transactions or matters have occurred during the current reporting period.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)   The following exhibits were filed as part of this report:

      1 Trustee's Distribution Statement to the Series 2001-16 Certificate Holders for the period ending May 15, 2003. Trustee's Distribution Statement to the Ford Motor Co. Debenture-Backed Series 2001-36

      2 Certificate Holders for the period ending May 15, 2003. Trustee's Distribution Statement to the Motorola Debenture-Backed Series 2002-14

      3     Certificate Holders for the period ending May 15, 2003.

      4 Trustee's Distribution Statement to the Repackaged GE Global Insurance Floating Rate Trust Certificates, Series 2002-1 Certificate Holders for the period ending May 15, 2003.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 28, 2003

                                                  Lehman ABS Corporation

                                                  By: /s/ Rene Canezin
                                                      --------------------------
                                                  Name:   Rene Canezin
                                                  Title:  Senior Vice President

                                  EXHIBIT INDEX

Exhibit Number    Description
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      1 Trustee's Distribution Statement to the Series 2001-16 Certificate Holders for the period ending May 15, 2003

      2           Trustee's Distribution Statement to the Ford Motor Co.
                  Debenture-Backed Series 2001-36 Certificate Holders for the period ending May 15, 2003 Trustee's Distribution Statement to the Motorola Debenture-Backed Series 2002-14

      3           Certificate Holders for the period ending May 15, 2003

      4 Trustee's Distribution Statement to the Repackaged GE Global Insurance Floating Rate Trust Certificates, Series 2002-1 Certificate Holders for the period ending May 15, 2003